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JOHN HANCOCK
VARIABLE SERIES TRUST I

SUPPLEMENT DATED NOVEMBER 1, 2002
TO
PROSPECTUS DATED MAY 1, 2002

This supplement replaces the pages in the prospectus for the John Hancock Variable Series Trust I that describe the Small Cap Value Fund.

That Fund has employed an additional subadviser, Wellington Management, LLP, to manage a portion of its assets. Page 2 of this Supplement describes the Fund's current subadvisers and the current Goal and Strategy.

                Managed by John Hancock Life Insurance Company
                              John Hancock Place
                               Boston, MA 02117

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Small Cap Value Fund

GOAL AND STRATEGY

This is a small cap stock fund with a value emphasis that seeks long-term capital appreciation.

The Fund normally invests at least 80% of its assets in small-cap companies. For the purpose of this Fund, "small cap companies" are those with market capitalizations that are within the range of capitalization of companies represented in the Russell 2000(R) Value Index.

The Fund invests primarily in a diversified mix of common stocks of small U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

The Fund employs a multi-manager approach with two subadvisers, each of which employs its own investment approach and independently manages its portion of the Fund. This approach began on November 1, 2002, when approximately 25% of the Fund's assets were transferred from T. Rowe Price to Wellington Management. All subsequent investments in the Fund will be allocated 25% to the T. Rowe Price portion and 75% to the Wellington Management portion, while redemptions from the Fund will be allocated on an asset-weighted basis. These allocation methodologies may change in the future.

T. Rowe Price Associates, Inc. ("T. Rowe Price") employs a value approach in selecting stocks using proprietary fundamental equity research. The manager generally looks for companies with:

.. Low price/earnings, price/book or price/cash flow ratios relative to small cap stocks, the company's peers, or its own historical norm.

.. Low stock price relative to the company's underlying asset values.

.. Above average dividend yield relative to the company's peers or its own historic norm.

.. A sound balance sheet and other positive financial characteristics.

.. Catalysts with the potential for value realization such as beneficial management change, restructuring, or industry consolidation.

This portion of the Fund has sector exposures that are a result of stock selection as opposed to predetermined allocations. T. Rowe Price normally invests in 75 to 135 stocks.

Wellington Management Company, LLP ("Wellington Management") employs a value approach in selecting stocks, using proprietary fundamental research to identify stocks having distinct value characteristics based on industry-specific valuation criteria. It uses initial quantitative screens to identify high quality valued companies with above average rates of profitability selling at a discount relative to the overall small cap market. Fundamental research is then used to identify those companies demonstrating:

.. sustainable competitive advantage;

.. profitability/free cash flow;

.. strong market share position and trend;

.. quality of and share ownership by management; and

.. financial structures that are more conservative than the relevant industry average.

This portion of the Fund has sector exposures that are broadly diversified, but are primarily a result of stock selection.

Wellington Management will normally invest its portion in 60 to 100 stocks.

Each portion of the Fund is managed to have at least 65% (usually higher) of that portion's assets in companies with market capitalizations that are within the range of capitalization of the 2100 smallest companies in the Russell 3000(R) Index. At year end 2001, those companies had market capitalizations of less than $1.6 billion.

Each portion of the Fund normally has 10% or less (usually lower) of its assets in cash or cash equivalents. Each portion of the Fund may invest in initial public offerings (IPOs).

Each portion of the Fund may purchase other types of securities that are not primary investment vehicles, for example: real estate investment trusts or other real estate-related equity securities, U.S. dollar denominated foreign securities, certain Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, each portion of the Fund may take temporary defensive measures--such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those measures, the Fund may not achieve its investment goal.

--------------------------------------------------------------------------------
SUBADVISER

T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, Maryland 21202

Managing since 1937
Managing Fund since January, 2001
Managed approximately $131 billion
in assets at the end of 2001

FUND MANAGERS

Management by Investment
Advisory Committee

Preston G. Athey, CFA, CIC
---------------------
Managing Director of subadviser
Joined subadviser in 1978

SUBADVISER

Wellington Management Company, LLP
75 State Street
Boston, Massachusetts 02109

Managing, with predecessors, since 1928
Managing Fund since October, 2002
Managed approximately $311 billion
in assets at the end of 2001

FUND MANAGER

Stephen T. O'Brien, CFA
---------------------
Vice President of subadviser
Joined subadviser in 1983

Timothy J. McCormack, CFA
---------------------
Vice President of subadviser
Joined subadviser in 2000
Portfolio Manager at Oppenheimer Capital (1994-2000)

2

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MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The managers and their respective strategies may fail to produce the intended results. The Fund could underperform its peers or lose money if the managers' investment strategies do not perform as expected.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "value" approach carries the risk that in certain markets "value" stocks will underperform "growth" stocks. Also, the Fund's "small cap" approach carries the risk that in certain markets small cap stocks will underperform mid cap and large cap stocks.

Small/Mid Cap Stock Risk: The Fund's investment in smaller or mid-sized companies may be subject to more erratic price movements than investment in large established companies.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally considered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.

Real Estate Securities Risk: Real estate investment trusts (REITs) or other real estate-related equity securities may be affected by changes in the value of the underlying property owned by the trust. Mortgage REITs may be affected by the quality of any credit extended. Other potential risks include the possibility of a REIT failing to qualify for tax-free pass-through of income under the Internal Revenue Code or failing to maintain exemption under the Investment Company Act of 1940.

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                                                                             3

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Small Cap Value Fund -- continued

PAST PERFORMANCE

The graph shows how the fund's total return varies from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

 Year-by-year total returns -- calendar years
                                    [CHART]

2000     2001
-----    -----
34.19%   19.10%

Best quarter: up 15.52%, second quarter 2001 Worst quarter: down 12.81%, third quarter 2001

 Average annual total returns -- for periods ending 12/31/2001*

                                   Fund  Index 1 Index 2**
                     1 year       19.10% 14.02%   14.02%
                     Life of fund 24.84% 15.28%   15.10%

Index 1: Russell 2000(R) Value Index
Index 2: A composite index combining the performance of the following indices over the periods indicated: Russell 2500(R) Value Index (from inception through December, 2000); and Russell 2000(R) Value Index (after December, 2000).

*  Began operations on August 31, 1999.
** John Hancock believes Index 2 is a more suitable index against which to measure the fund's performance because it more closely matches the fund's changes in investment strategy since inception.

FINANCIAL HIGHLIGHTS

(Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Small Cap Value Fund (formerly Small/Mid Cap Value Fund) -- Period ended December 31:  1999**    2000     2001
           Net asset value, beginning of period                                       $10.00   $ 10.13  $  11.70
           Income from investment operations:
             Net investment income (loss)                                                 --      0.01      0.09
             Net realized and unrealized gain (loss) on investments*                    0.49      3.37      2.14
             Total from investment operations                                           0.49      3.38      2.23
           Less distributions:
            Distributions from net investment income and capital paid in                  --     (0.01)    (0.09)
             Distributions from net realized gain on investments sold                  (0.36)    (1.80)    (0.08)
             Distributions in excess of income & gains                                    --        --        --
             Total distributions                                                       (0.36)    (1.81)    (0.17)
           Net asset value, end of period                                             $10.13   $ 11.70  $  13.76
           Total investment return                                                      5.08%    34.19%    19.10%
           Ratios and supplemental data
           Net assets, end of period (000s omitted)($)                                $5,570   $29,436  $103,224
           Ratio of expenses to average net assets (%)***                               1.05%     1.05%     1.05%
           Ratio of net investment income (loss) to average net assets (%)             (0.12)%    0.13%     0.87%
           Turnover rate (%)                                                           51.97%   220.80%    60.36%

* The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuation in market values of the fund.
**  Fund began operations on August 31, 1999.
*** Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.61%, 1.29% and 1.08% for the years ended December 31, 1999, 2000 and 2001, respectively.

                                                                             5